UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2026

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 400
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01     Regulation FD Disclosure
On September 30, 2026, Lyft, Inc. (the “Company”) reached an agreement (the “Settlement Agreement”), subject to approval by the Superior Court of California, County of San Francisco, with the State of California (represented by the California Attorney General and the City Attorneys of San Francisco, Los Angeles, and San Diego), the Labor Commissioner for the State of California, and two private plaintiffs suing under the Private Attorneys General Act (collectively, the “Plaintiffs”), to resolve allegations that the Company misclassified drivers in California for the period from April 5, 2016 through December 15, 2020 (the “Covered Period”) as independent contractors in violation of California law.
Under the terms of the Settlement Agreement, the Plaintiffs agree to release the Company from all claims that are or could have been asserted based on alleged misclassification of drivers or other alleged violations of labor laws by the Company during the Covered Period, for a total of $272.5 million (inclusive of attorneys’ fees, costs and expenses). The Company can elect to make settlement payments over four years, with 5% simple interest accruing after the first year, subject to a maximum amount of $12.4 million in interest. The Settlement Agreement does not include prepayment penalties or prospective operational commitments. The Settlement Agreement and any related documents do not constitute evidence or admission of fact or liability by the Company. The Company believes resolving this matter with certainty now will allow it to avoid the costs and distraction of protracted litigation and enable management to maintain its focus on executing its business objectives. The Company also believes settlement reduces meaningful legal uncertainty and risk associated with complex litigation.

In the fourth quarter of 2025, the Company recorded a $210 million accrual related to this matter within accrued and other current liabilities on its condensed consolidated balance sheet and recognized a corresponding charge on its condensed consolidated statement of operations, allocated between a reduction to revenue and general and administrative expenses. Amounts for this matter constitute “certain legal, tax, and regulatory reserve changes and settlements” that are excluded from the Company’s Adjusted EBITDA and Adjusted EBITDA margin (calculated as a percentage of Gross Bookings).

As of September 30, 2026, the Company confirmed there have been no changes to its third quarter 2026 Gross Bookings, Adjusted EBITDA, and Adjusted EBITDA margin (calculated as a percentage of Gross Bookings) guidance that it provided on August 6, 2026. The Company expects to report its third quarter 2026 financial results in November 2026.

The information furnished under Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. In addition, the information contained in this Item 7.01 on Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s expectations regarding the financial impact of the Settlement Agreement, including expectations for the third quarter of 2026, the Company’s expectations for its financial and operating performance in the third quarter of 2026, and the Company’s ability to avoid the costs and distraction of protracted litigation and maintain its focus on executing its business objectives. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks related to the macroeconomic environment and risks regarding our ability to forecast our performance due to our limited operating history and the macroeconomic environment. The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in its Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q filed with the SEC. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.
Non-GAAP Financial Measures
To supplement the Company’s financial information presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), the Company considers certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA and Adjusted EBITDA margin (calculated as a percentage of Gross Bookings). The Company defines Adjusted EBITDA as net income (loss) adjusted for interest expense, other income (expense), net, provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation expense, payroll tax expense related to stock-based compensation, as well as, if applicable, sublease income, gain from lease termination, restructuring charges, costs related to acquisitions, divestitures and other corporate matters, and certain legal, tax, and regulatory reserve changes and settlements. Adjusted EBITDA margin (calculated as a percentage of Gross Bookings) is calculated by dividing Adjusted EBITDA for a period by Gross Bookings for the same period and is considered a key metric.

The Company has not provided the forward-looking GAAP equivalent to our non-GAAP outlook or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of reconciling items which include, but are not limited to, stock-based compensation, income tax, legal, tax, and regulatory reserve changes and settlements, and costs related to acquisitions. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalent is not available without unreasonable effort. However, it is important to note that the reconciling items could have a significant effect on future GAAP results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date:	September 30, 2026	/s/ Michael Brous
Michael Brous
Chief Financial Officer